Exhibit (h)(1)(iv)

APPENDIX A

Funds and Portfolios

Dated February 15, 2008

Natixis Cash Management Trust, a business trust organized under the laws of the Commonwealth of Massachusetts

Natixis Cash Management Trust – Money Market Series

Natixis Funds Trust I, a business trust organized under the laws of the Commonwealth of Massachusetts

CGM Advisor Targeted Equity Fund

Hansberger International Fund

Natixis Income Diversified Portfolio

Natixis U.S. Diversified Portfolio

Loomis Sayles Core Plus Bond Fund

Vaughan Nelson Small Cap Value Fund

Westpeak 130/30 Growth Fund

Natixis Funds Trust II, a business trust organized under the laws of the Commonwealth of Massachusetts

Harris Associates Large Cap Value Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Natixis Funds Trust III, a business trust organized under the laws of the Commonwealth of Massachusetts

Harris Associates Focused Value Fund

Natixis Moderate Diversified Portfolio

Natixis Funds Trust IV, a business trust organized under the laws of the Commonwealth of Massachusetts

AEW Real Estate Fund

Loomis Sayles Funds I, a business trust organized under the laws of the Commonwealth of Massachusetts

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Fixed Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Funds II, a business trust organized under the laws of the Commonwealth of Massachusetts

Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund (except for Class J shares)

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Research Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Tax-Managed Equity Fund

Loomis Sayles Value Fund

Gateway Trust, a business trust organized under the laws of the Commonwealth of Massachusetts

Gateway Fund

NATIXIS CASH MANAGEMENT TRUST

NATIXIS FUNDS TRUST I

NATIXIS FUNDS TRUST II

NATIXIS FUNDS TRUST III

NATIXIS FUNDS TRUST IV

LOOMIS SAYLES FUNDS I

LOOMIS SAYLES FUNDS II

GATEWAY TRUST		BOSTON FINANCIAL DATA SERVICES, INC.

By:	/s/ Michael Kardok	By:	/s/ Paul Leary
Name:	Michael Kardok		Paul Leary
Title:	Treasurer		Vice President

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